UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 8, 2005


                              LAS VEGAS SANDS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               00132373                                  27-0099920
--------------------------------------------------------------------------------
         (Commission File Number)            (IRS Employer Identification No.)


      3355 LAS VEGAS BOULEVARD SOUTH,
             LAS VEGAS, NEVADA                             89109
--------------------------------------------------------------------------------
 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code: (702) 414-1000


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


On February 8, 2005, Las Vegas Sands Corp. (the "Company") announced the election of Irwin A. Siegel to its board of directors (the "Board"). Mr. Siegel was also elected to the audit committee of the Board, replacing Charles D. Forman as its chairman. Mr. Forman will remain a member of the Board's audit committee, and will also continue as chairman of the compensation committee. Mr. Siegel qualifies as an audit committee financial expert and satisfies the requirements for independent directors under applicable securities laws and the rules of the New York Stock Exchange.


ITEM 8.01. OTHER EVENTS

On February 8, 2005, the Company issued a press release announcing that Mr. Siegel was elected to the Board and named chairman of its audit committee. The press release is attached hereto as Exhibit 99.1, and is incorporated herein in its entirety by reference.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LAS VEGAS SANDS CORP.



                                        By: /s/ Scott D. Henry
                                            -------------------------------
                                            Name:  Scott D. Henry
                                            Title: Chief Financial Officer




Date:  February 8, 2005

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1            Press Release of Las Vegas Sands Corp., dated February 8, 2005.